AMENDED & RESTATED EXECUTIVE EMPLOYMENT AGREEMENT THIS AMENDED & RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (“Agreement”) is made and entered into as of February 9, 2022 by and between SEAGEN INC., a Delaware corporation (the “Company”) and Clay B. Siegall (“Executive”). RECITALS: WHEREAS, Executive and the Company are parties to the Amended & Restated Executive Employment Agreement dated October 25, 2018 (the “Prior Agreement”) and wish to amend and restate the Prior Agreement. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the sufficiency of which is hereby acknowledged, the parties agree as follows: I. DUTIES 1.1 Title and Responsibilities. Executive shall serve as President and Chief Executive Officer of the Company. Executive’s responsibilities and duties shall include those inherent in Executive’s position with the Company and shall further include such other managerial responsibilities and executive duties consistent with such position as may be assigned to Executive from time to time by the Chairman of the Board or the Board of Directors of the Company. Executive shall devote Executive’s best efforts and full business time to the business and interests of the Company. During the term of Executive’s employment with the Company, Executive may serve on the board of directors of other companies, manage personal investments, and engage in civic and charitable activities, provided that such activities shall not represent a conflict of interest with the Company and do not materially detract from fulfilling Executive’s responsibilities and duties to the Company. 1.2 Board of Directors. The Board of Directors of the Company shall take whatever steps are necessary to continue to nominate Executive for election to the Board of Directors of the Company in every election of Executive’s class of directors presented to stockholders following execution of this Agreement. II. COMPENSATION 2.1 Base Salary. Executive shall be paid a base salary (“Base Salary”) by the Company during the term of Executive’s employment at the rate determined by the Compensation Committee of the Board of Directors (the “Compensation Committee”). Executive’s Base Salary shall be reviewed annually by the Compensation Committee and evaluated based on performance and any other factors determined appropriate by the Compensation Committee in its sole discretion. Based upon such evaluation and review, Executive’s Base Salary may be adjusted from time to time as determined by the Compensation Committee in its sole discretion. 2.2 Bonus. In addition to Base Salary, Executive may be eligible to receive an annual bonus (“Annual Bonus”) based on a target percentage of Executive’s Base Salary determined by Exhibit 10.52

-2- the Compensation Committee. The amount of the annual bonus shall be based upon performance criteria as determined by the Compensation Committee. 2.3 Equity Awards. Executive may be eligible to receive grants of stock options or other equity awards from time to time in the future, on such terms and subject to such conditions as the Compensation Committee shall determine as of the date of any such grant and pursuant to the existing equity plan(s) of the Company. 2.4 Other Benefits. (i) Executive shall be entitled to such employee benefits generally available to full-time salaried employees of the Company, including without limitation, health insurance, paid vacation of not less than four (4) weeks per year, retirement plans and other similar benefits; provided, that Company reserves the right to amend, modify, terminate or make any other changes in such benefits generally available to full-time salaried employees of the Company at any time in its sole discretion. (ii) The Company shall pay or reimburse Executive for all travel and entertainment expenses incurred by Executive in connection with Executive’s duties on behalf of the Company, subject to the reasonable approval of the Company. Executive shall only be entitled to reimbursement to the extent that Executive follows the procedures set forth in the Company’s travel and expense policy, as then in effect, which will include, but will not be limited to, providing satisfactory evidence of such expenditures. III. TERMINATION OF EMPLOYMENT 3.1 Termination of Employment and Severance Benefits. (a) Termination of Employment. This Agreement may be terminated upon the occurrence of any of the following events: (i) The Company’s determination in good faith that it is terminating Executive for Cause (as defined in Section 3.3 below) (“Termination for Cause”); (ii) The Company’s determination that it is terminating Executive without Cause, which determination may be made by the Company at any time at the Company’s sole discretion, for any or no reason (“Termination Without Cause”); (iii) The effective date of a written notice sent to the Company from Executive stating that Executive is electing to terminate Executive’s employment with the Company (“Voluntary Termination”); (iv) A change in Executive’s status such that a Constructive Termination (as defined in Section 3.2(d) below) has occurred; or (v) Following Executive’s death or Disability (as defined in Section 3.4 below).

-3- 3.2 Severance Benefits. Executive shall be entitled to receive severance benefits upon termination of employment only as set forth in this Section 3.2 contingent upon resignation from all positions held by Executive and only if Executive executes a full release and waiver of claims within thirty (30) days of Executive’s termination (and allows it to become effective in accordance with its terms): (a) Voluntary Termination. If Executive’s employment terminates by Voluntary Termination, then Executive shall not be entitled to receive payment of any severance benefits. Executive will receive payment(s) for all salary and unpaid vacation accrued as of the date of Executive’s termination of employment and Executive’s benefits will be continued under the Company’s then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law. (b) Involuntary Termination. If Executive’s employment is terminated under Section 3.1(a)(ii) (Termination Without Cause) or 3.1(a)(iv) (Constructive Termination) above (such termination, an “Involuntary Termination”), Executive will be entitled to receive payment of severance benefits equal to Executive’s regular monthly salary (the “Salary Payment Amount”) for eighteen (18) months (the “Severance Period”); provided that if such Involuntary Termination occurs within three (3) months prior to or eighteen (18) months after a Change of Control (as defined below), such Severance Period shall be for a period of thirty-six (36) months and such payment shall not be less than the amount that would result from using Executive’s regular monthly salary in effect immediately prior to the Change of Control. In addition, Executive will be entitled to receive a payment equal to the Annual Bonus as determined based on the target bonus percentage established for Executive for the year in which the Involuntary Termination occurs (the “Bonus Payment Amount”) multiplied by one and one-half (1.5); provided that if such Involuntary Termination occurs within three (3) months prior to or eighteen (18) months after a Change of Control, then Executive shall be entitled to receive a payment equal to three (3) times the Bonus Payment Amount and such payment shall not be less than the amount that would result from using Executive’s regular monthly salary and target bonus percentage in effect immediately prior to the Change of Control. Such Salary Payment Amount and Bonus Payment Amount shall be paid, at the Company’s option, in a lump sum within sixty (60) days after the date of Executive’s Involuntary Termination or periodically over the Severance Period according to the Company’s standard payroll schedule, provided that such payments may not extend beyond two and one-half (2 ½) months following the end of the calendar year in which the date of Involuntary Termination occurs; provided that if such Involuntary Termination occurs within three (3) months prior to or eighteen (18) months after a Change of Control, then such payment will be made in a lump sum within forty (40) days after such termination. In the event that an Involuntary Termination occurs within three (3) months prior to or eighteen (18) months after a Change of Control, Executive will also be entitled to receive payment of the pro rata portion of Executive’s target Annual Bonus for the fiscal year in which the termination occurs (which shall equal such target multiplied by a fraction, the numerator of which is the number of days Executive was in the employ of the Company during the fiscal year including the termination date and the denominator of which is 365), payable in a lump sum within forty (40) days after such termination; provided that such payment shall not be less than the amount that would result from using Executive’s regular monthly salary and target bonus percentage in effect immediately prior to the Change of Control. Executive will receive payment(s) for all salary and unpaid vacation accrued as of the date of Executive’s termination

-4- of employment and health insurance benefits will be continued through payment of Executive’s COBRA health insurance premiums by the Company for eighteen (18) months following such Involuntary Termination, or for thirty-six (36) months if such Involuntary Termination occurs within three (3) months prior to or eighteen (18) months after a Change of Control, in each case so long as Executive timely elects to continue Executive’s health insurance coverage under COBRA and subject to COBRA’s terms, conditions and requirements. (c) Termination for Cause. If Executive’s employment is terminated for Cause, then Executive shall not be entitled to receive payment of any severance benefits. Executive will receive payment(s) for all salary and unpaid vacation accrued as of the date of Executive’s termination of employment and Executive’s benefits will be continued under the Company’s then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law. (d) Constructive Termination. “Constructive Termination” shall be deemed to occur if (A) there is a material reduction or change in job duties, responsibilities and requirements inconsistent with Executive’s position with the Company and prior duties, responsibilities and requirements, provided that neither a mere change in title alone nor reassignment to a position that is substantially similar to the position held prior to the change in terms of job duties, responsibilities or requirements shall constitute a material reduction in job responsibilities; or (B) there is a reduction in Executive’s then-current base salary by at least twenty percent (20%), provided that an across-the-board reduction in the salary level of all other senior executives by the same percentage amount as part of a general salary level reduction shall not constitute such a salary reduction; or (C) Executive refuses to relocate to a facility or location more than 50 miles from the Company’s current location; provided, however, that in each case above, Executive must first provide notice of the existence of the circumstances giving rise to a Constructive Termination within ninety (90) days of the initial existence of such circumstances and the Company must be provided with a period of thirty (30) days from the date of receipt of such notice to cure the circumstances giving rise to a Constructive Termination; provided further that the Company may notify Executive at any time prior to expiration of the cure period that it will not cure the circumstances, in which case the cure period shall end immediately upon such notification. (e) Termination by Reason of Death or Disability. In the event that Executive’s employment with the Company terminates as a result of Executive’s death or Disability (as defined in Section 3.4 below), Executive or Executive’s estate or representative will receive all salary and unpaid vacation accrued as of the date of Executive’s death or Disability and any other benefits payable under the Company’s then existing benefit plans and policies in accordance with such plans and policies in effect on the date of death or Disability and in accordance with applicable law. In addition, Executive’s estate or representative will receive the amount of Executive’s target Annual Bonus for the fiscal year in which the death or Disability occurs, as determined by the Board of Directors or its Compensation Committee, which will be paid prior to two and one-half (2 ½) months following the year of Executive’s death or Disability (subject to Executive’s termination as a result of such Disability). 3.3 Definition of Cause. For purposes of this Agreement, “Cause” for Executive’s termination will exist at any time after the happening of one or more of the following events:

-5- (a) An action or omission of Executive which constitutes a willful and intentional material breach of this Agreement or the Confidentiality Agreement (defined below), including without limitation, Executive’s theft or other misappropriation of the Company’s proprietary information; (b) Executive’s commitment of fraud, embezzlement, misappropriation of funds or breach of trust in connection with Executive’s employment; or (c) Executive’s conviction of any crime which involves dishonesty or a breach of trust, or gross negligence in connection with the performance of Executive’s duties. 3.4. Definition of Disability. For purposes of this Agreement “Disability” shall mean any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months and renders Executive unable to perform the duties of President & CEO. IV. STOCK ACCELERATION 4.1 Accelerated Vesting. Unless specifically provided otherwise in the applicable equity award agreement, in addition to any other right of acceleration that may be provided pursuant to any equity award plan or agreement pursuant to which Executive has been granted an equity award by the Company, if Executive’s employment is terminated due to an Involuntary Termination, the vesting of any equity awards granted by the Company to Executive shall accelerate such that such equity awards shall become vested as to an additional eighteen (18) months, effective as of the date of such Involuntary Termination, to the extent that such equity awards are outstanding and unvested as of the date of such Involuntary Termination; provided that if such Involuntary Termination occurs within three (3) months prior to or eighteen (18) months after a Change of Control (as defined below), then the vesting of all such equity awards shall be accelerated completely so that such equity awards shall become fully vested, effective as of the date of such Involuntary Termination, to the extent that such equity awards are outstanding and unvested as of the date of such Involuntary Termination. For the avoidance of any doubt, this Section shall prevail over any provision in an equity award agreement providing that unvested equity awards shall terminate or be forfeited as of the date of such termination, and any such provision shall be inoperative to the extent it is in conflict with this Section. 4.2 Definition of Change of Control. For purposes of this Agreement, “Change of Control” means the occurrence of any of the following events: (a) during any period of not more than 36 months, individuals who constitute the Board of Directors as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or publicly threatened election contest with

-6- respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board of Directors will be deemed to be an Incumbent Director; (b) any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities eligible to vote for the election of the Board of Directors (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) will not be deemed to be a Change of Control by virtue of the ownership, or acquisition, of Company Voting Securities: (i) by the Company, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition); (c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Entity”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (iii) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board of Directors’ approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) of this paragraph (c) will be deemed to be a “Non-Qualifying Transaction”); (d) the consummation of a sale of all or substantially all of the Company’s assets (other than to an affiliate of the Company); or (e) the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company. Notwithstanding the foregoing, a Change of Control will not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company

-7- Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change of Control will then occur. V. RESTRICTIVE COVENANTS 5.1 Confidentiality Agreement. Executive shall sign, or has signed the Company’s form of Proprietary Information and Inventions Agreement (the “Confidentiality Agreement”). Executive hereby represents and warrants to the Company that Executive has complied with all obligations under the Confidentiality Agreement and agrees to continue to abide by the terms of the Confidentiality Agreement and further agrees that the provisions of the Confidentiality Agreement shall survive any termination of this Agreement or of Executive’s employment relationship with the Company, including the noncompetition provisions of the Confidentiality Agreement. VI. OTHER PROVISIONS 6.1 Limitation on Change of Control Payments and Benefits. In the event that any payment or benefit that Executive would receive from the Company or otherwise in connection with a Change of Control or other similar transaction (a “280G Payment”) (i) would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) but for this Section 6.1, would be subject to the excise tax imposed by Section 4999 of the Code, then any such 280G Payment shall be payable either: (a) in full, or (b) as to such lesser amount which would result in no portion of such payments and benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in the receipt by Executive on an after-tax basis, of the greatest amount of payments and benefits notwithstanding that all or some portion of such payments and benefits may be taxable under Section 4999 of the Code. Any determination required under this Section 6.1 shall be made in writing by nationally- recognized independent public accountants appointed by Executive and reasonably acceptable to the Company (the “Accountants”), whose determination shall be final, conclusive and binding upon Executive and the Company for all purposes. For purposes of making the calculations required by this Section 6.1, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and Executive shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section 6.1. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section 6.1. If a reduced amount is to be paid under this Section 6.1, reductions in payments and/or benefits shall occur in the following order: (1)if none

-8- of the payments is nonqualified deferred compensation under Section 409A of the Code, then the reduction shall occur in the manner Executive elects in writing prior to the date of payment and (2) if any payment constitutes nonqualified deferred compensation under Section 409A of the Code or if Executive fails to elect an order, then the payments to be reduced shall be determined in a manner which has the least economic cost to Executive and, to the extent the economic cost is equivalent, shall be reduced in the inverse order of when payment would have been made to Executive, until the reduction is achieved. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this provision. 6.2 Code Section 409A. This Agreement shall be interpreted to avoid any penalty sanctions under Section 409A of the Code and the final regulations and any guidance promulgated thereunder (“Section 409A”). If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. All payments to be made upon a termination of employment under this Agreement may be made only upon a “separation of service” under Section 409A. Notwithstanding anything to the contrary in this Agreement, if at the time of Executive’s termination of employment, Executive is a “specified employee” within the meaning of Section 409A, and the deferral of the commencement of any severance payments or benefits otherwise payable pursuant to this Agreement as a result of such termination of employment is necessary in order to prevent any accelerated income recognition or additional tax under Section 409A(a)(1), then the Company will not commence any payment of any such severance payments or benefits otherwise required hereunder (but without any reduction in such payments or benefits ultimately paid or provided to Executive) that (a) will not and may not under any circumstances, regardless of when such termination occurs, be paid in full by March 15 of the year following Executive’s termination (or two and one half (2 ½) months after the close of the Company’s fiscal year, if later), and (b) are in excess of the lesser of (i) two (2) times Executive’s then annual compensation or (ii) two (2) times the limit on compensation set forth in Section 401(a)(17) of the Code for the year in which Executive’s employment is terminated and will not be paid by the end of the second calendar year following the year in which the termination occurs, until the first payroll date that occurs after the date that is six (6) months following Executive’s “separation of service” with the Company (as defined under Code Section 409A). If any payments are delayed due to such requirements, such amounts will be paid in a lump sum to Executive on the earliest of (x) Executive’s death following the date of Executive’s termination of employment with the Company or (y) the first payroll date that occurs after the date that is six (6) months following Executive’s “separation of service” with the Company. For these purposes, each severance payment or benefit is designated as a separate payment or benefit and will not collectively be treated as a single payment or benefit. This provision is intended to comply with the requirements of Code Section 409A so that none of the severance payments and benefits to be provided hereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. The Company and Executive agree to work together in good faith to consider amendments to this Agreement and to take such reasonable actions which are necessary, appropriate or desirable to avoid imposition of any additional tax or income recognition prior to actual payment to Executive under Section 409A. Notwithstanding anything to the contrary set forth in this Agreement, to the extent that any amendment to this Agreement with respect to the payment of any severance payments or benefits would constitute

-9- under Section 409A a delay or acceleration in a payment or a change in the form of payment, then such amendment must be done in a manner that complies with Section 409A(a)(4)(C). 6.3 Indemnification. The Company hereby agrees to indemnify and hold Executive harmless, to the fullest extent permitted by law and as set forth in the Amended and Restated Certificate of Incorporation of the Company, from and against any expenses, including legal fees, and all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings to which Executive is made, or threatened to be made, a party by reason of the fact Executive is or was a director or officer of the Company. 6.4 Entire Agreement. This Agreement, the Confidentiality Agreement, the indemnification agreement between Executive and the Company and any agreement pertaining to Executive’s equity awards contain the entire agreement and understanding of the parties with respect to Executive’s employment by the Company and compensation payable to Executive by the Company and supersede all prior understandings, agreements and discussions, including the Prior Agreement. This Agreement may only be amended or modified by a written instrument executed by Executive and the Company pursuant to authorization by the Board of Directors or the Compensation Committee thereof. 6.5 Notices. Any and all notices permitted or required to be given under this Agreement must be in writing. Notices will be deemed given (i) on the first business day after having been sent by commercial overnight courier with written verification of receipt, or (ii) on the third business day after having been sent by registered or certified mail from a location on the United States mainland, return receipt requested, postage prepaid, whichever occurs first, at the address set forth below or at any new address, notice of which will have been given in accordance with this Section 6.5: If to the Company: Seagen Inc. 21823 30th Drive SE Bothell, WA 98021 Attn: General Counsel If to Executive: Clay Siegall c/o Seagen Inc. 21823 30th Drive SE Bothell, WA 98021 6.6 Non-Waiver. Failure to enforce at any time any of the provisions of this Agreement shall not be interpreted to be a waiver of such provisions or to affect either the validity of this Agreement or the right of either party thereafter to enforce each and every provision of this Agreement. 6.7 Separability. If one or more provisions of this Agreement is finally determined to be invalid or unenforceable, such provision will not affect or impair the other provisions of this Agreement, all of which will continue to be in effect and will be enforceable, provided, however,

-10- that any such invalid provisions shall, to the extent possible, be reformed so as to implement insofar as practicable the intentions of the parties. 6.8 Term. The employment of Executive under this Agreement shall be for an unspecified term. The Company and Executive acknowledge and agree that Executive’s employment is and shall continue to be at-will, as defined under applicable law, and that Executive’s employment with the Company may be terminated by either party at any time for any or no reason, and with or without notice. If Executive’s employment terminates for any reason, Executive shall not be entitled to any payments, benefits, damages award or compensation other than as provided in this Agreement. 6.9 Law. This Agreement shall be interpreted in accordance with the laws of the State of Washington. 6.10 No Duty to Mitigate. Executive shall not be required to mitigate the amount of any payment contemplated by this Agreement (whether by seeking new employment or in any other manner), nor, except as otherwise provided in this Agreement, shall any such payment be reduced by any earnings that Executive may receive from any other source. 6.11 Legal Fees. In the event either party breaches this Agreement, the nonbreaching party shall be entitled to recover from the breaching party any and all damages, costs and expenses, including without limitation, attorneys’ fees and court costs, incurred by the nonbreaching party as a result of the breach; provided, that in the event such contest or dispute arises within eighteen (18) months following a Change of Control, the Company shall advance Executive all attorneys’ fees and court costs reasonably incurred by Executive in connection with such contest or dispute; provided that Executive shall be required to repay any such fees or costs advanced in the event of a final determination that Executive’s actions were not taken in good faith. 6.12 Counterparts. This Agreement may be executed in counterparts which when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

-11- IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written. COMPANY: SEAGEN INC. By: /s/ Christopher Pawlowicz Name: Christopher Pawlowicz Title: EVP, Human Resources EXECUTIVE /s/ Clay B. Siegall CLAY B. SIEGALL